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                 SECURITIES AND EXCHANGE COMMISSION
                       Washington, D.C. 20549


                              FORM 8-K

          Current Report Pursuant to Section 13 or 15(d) of
                 The Securities Exchange Act of 1934


          Date of Report (Date of earliest event reported):
                            March 2, 1998
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                       Wang Laboratories, Inc.
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       (Exact name of registrant as specified in its charter)


                              Delaware
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           (State or other jurisdiction of incorporation)


         1-5677                           04-2192707
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(Commission File Number)      (IRS Employer Identification No.)


  600 Technology Park Drive, Billerica, Massachusetts   01821
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(Address of principal executive offices)             (Zip Code)


Registrant's telephone number, including area code (978) 967-5000
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ITEM 5.   OTHER EVENTS.

          On March 2, 1998 Wang Laboratories, Inc. ("Wang") announced that Wang will be combined with Olsy, the wholly-owned information technology solutions and service subsidiary of Olivetti S.p.A. in a transaction having a value of approximately $390 million.


ITEM 7.   FINANCIAL STATEMENT AND EXHIBITS.

     (c)  Exhibits

Item                Description
----                -----------

99.                 Press release announcing the transaction regarding
                    Olsy S.p.A.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    WANG LABORATORIES, INC.

Dated: March 5, 1998                By: /s/ Albert A. Notini
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                                        Albert A. Notini,
                                        Senior Vice President, General Counsel
                                          and Secretary


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                                  EXHIBIT INDEX


Exhibit No.      Description
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99.              Press release announcing the transaction regarding Olsy S.p.A.